OLD MUTUAL ADVISOR FUNDS II

Supplement Dated April 25, 2007

This Supplement updates certain information contained in the currently effective Class Z, Advisor Class, Institutional Class and Class R Shares Prospectus of Old Mutual Advisor Funds II (the “Trust”), dated December 21, 2006, as supplemented. You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051 or via the Internet at www.oldmutualcapital.com.

Who Can Buy Class Z Shares? (Effective June 4, 2007)

The Board of Trustees of the Trust has approved changes in eligibility for purchases of Class Z shares of each of the series funds of the Trust (each, a “Fund”). You can buy Class Z shares of the Funds in several ways, as described below.

Buying shares through broker-dealers, registered investment advisers, and tax deferred plans. Effective June 4, 2007, Class Z shares of the Funds will be available only through certain brokers, dealers, registered investment advisers, and tax deferred plans that are authorized to sell and/or service Class Z shares of a Fund. However, you may continue to qualify to purchase Class Z shares of the Funds directly if:

o

You have been a beneficial owner of Class Z shares of any retail mutual fund currently advised by Old Mutual Capital, Inc. (the “Advisor”) since June 1, 2007 (a “Grandfathered Investment”). This includes any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries;

o	You are an employee of the Advisor or Old Mutual Investment Partners; or

o	You are a trustee, director or counsel of any mutual fund currently advised by the Advisor (including members of your immediate family).

New Expanded Exchange Privilege, Effective June 4, 2007

The Board of Trustees of the Trust also expanded exchange privileges for shareholders of the Funds, effective June 4, 2007.

o

You may exchange your Class Z and Institutional Class shares of a Fund for the same class of shares of any retail mutual fund for which the Advisor acts as investment adviser (“Old Mutual Funds”) at net asset value, provided that you satisfy the minimum investment and any other requirements or restrictions of the class for which Fund shares are exchanged.

When you exchange your shares, you must comply with the Trust’s short term trading policies and you must pay redemption or exchange fees, if any. You may realize a taxable gain or a loss on any exchange. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice.

Before exchanging your shares, you should read the prospectus of the Old Mutual Fund whose shares you plan to acquire. Your financial intermediary may also charge a fee for handling an exchange.

You may obtain additional information by calling your plan sponsor, broker-dealer, or financial institution, or by calling Old Mutual at 1-800-433-0051.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-060 04/2007